UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2023

First Commonwealth Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	001-11138	25-1428528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Philadelphia Street
Indiana	PA	15701
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (724) 349-7220
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	FCF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders
On April 25, 2023, First Commonwealth Financial Corporation (the “Company”) held its annual meeting of shareholders. The final voting results for each of the matters submitted to a vote of security holders during the annual meeting are set forth below.

1. Election of Directors	For	Withheld	Abstain	Broker Non-Vote
Julie A. Caponi	69,651,877	3,254,893	0	12,129,795
Ray T. Charley	66,638,079	6,268,691	0	12,129,795
Gary R. Claus	71,392,554	1,514,216	0	12,129,795
David S. Dahlmann	71,284,733	1,621,929	0	12,129,795
Johnston A. Glass	71,433,182	1,473,588	0	12,129,795
Jon L. Gorney	71,921,682	985,088	0	12,129,795
Jane Grebenc	70,084,046	2,822,724	0	12,129,795
David W. Greenfield	65,672,247	7,234,523	0	12,129,795
Patricia A. Husic	71,722,663	1,184,107	0	12,129,795
Bart E. Johnson	72,206,332	700,438	0	12,129,795
Luke A. Latimer	70,217,398	2,689,372	0	12,129,795
Aradhna M. Oliphant	70,840,234	2,066,536	0	12,129,795
T. Michael Price	71,627,927	1,278,483	0	12,129,795
Robert J. Ventura	66,223,249	6,683,521	0	12,129,795
Stephen A. Wolfe	72,231,932	674,838	0	12,129,795

The directors named above were each elected to terms expiring in 2024.

	For	Against	Abstain
2. Ratification of Ernst & Young LLP as independent registered public accountants	84,561,646	348,161	126,758

The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was approved.

	For	Against	Abstain	Broker Non-Vote
3. Approval of the advisory vote on executive compensation	70,071,735	2,277,858	557,177	12,129,795

Shareholders approved, by an advisory vote, the compensation of the Company’s named executive officers.

	One Year	Two Years	Three Years	Abstain	Broker Non-Vote
4. Provide advisory vote on the frequency of advisory votes on executive compensation	64,132,279	292,999	7,826,042	655,450	12,129,795

Shareholders recommended, by an advisory vote, that the advisory vote on executive compensation occur every one year. The Board of Directors of the Company has determined to accept the recommendation of shareholders and conduct the advisory vote on executive compensation every year.

Item 9.01	Financial Statements and Exhibits
Exhibits

101	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 28, 2023

FIRST COMMONWEALTH FINANCIAL CORPORATION

By:	/s/ James R. Reske
Name:	James R. Reske
Title:	Executive Vice President, Chief Financial Officer and Treasurer